Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The Company is subject to income taxes in the U.S. and in foreign jurisdictions. The Company bases its interim tax accruals on an estimated annual effective tax rate applied to year-to-date income
and record the discrete tax items in the period to which they relate. In each quarter, the Company updates its estimated annual effective tax rate and makes a year-to-date adjustment
to its tax provision as necessary. The Company’s calendar year 2021 annual effective tax rate differs from the U.S.
statutory rate primarily due to net excess tax benefits from stock-based compensation, foreign derived intangible income deduction, valuation allowance against losses which cannot be realized and the foreign tax rate differential.
On March 11, 2021, the American Rescue Plan Act (“ARPA”) was enacted. The ARPA contains numerous income tax provisions, such as expanding the definition of covered employees. The ARPA has no impact on the income tax provision (benefit) for the nine months ended September 30, 2021.
During the nine months ended September 30, 2021, there were no material changes to the Company’s unrecognized tax benefits, and the Company does not expect material changes in its unrecognized tax benefits within the next twelve months.

15. Income Taxes
Net income (loss) before income taxes for the years ended December 31, 2018, 2019 and 2020, includes the following components (in thousands):

	Year Ended December 31,
	2018	2019	2020
U.S.	$(286,809)	$149,797	$(118,296)
Foreign	46,550	(23,563)	(17,410)

Net income (loss) before income tax	$(240,259)	$126,234	$(135,706)

Provision for (benefit from) income taxes for the years ended December 31, 2018, 2019 and 2020 consist of the following (in thousands):

	Year Ended December 31,
	2018	2019	2020
Current:
Federal	$16,905	$23,703	$20,162
State	689	1,888	4,087
Foreign	1,329	568	4,027

	18,923	26,159	28,276

Deferred:
Federa l	993	(720)	(29,235)
State	(31)	(99)	(4,800)
Foreign	(149)	(18,146)	(4,013)

	813	(18,965)	(38,048)

Total provision for (benefit from) income taxes	$19,736	$7,194	$(9,772)

The reconciliation of federal statutory income tax rate to the effective income tax rate is as follows (in thousands):

	Year Ended December 31,
	2018	2019	2020
Tax provision (benefit) at U.S. federal statutory rate	$(50,454)	$26,509	$(28,498)
State income taxes, net of federal benefit	539	1,412	(1,137)
Foreign income taxed at different rates	(9,690)	2,887	8,710
Change in foreign deferred tax rate	—	(17,143)	(6,038)
Stock-based compensation	830	1,671	10,347
Foreign-derived intangible income	(6,246)	(8,600)	(3,518)
Research and development credits	(933)	(1,025)	(2,561)
Transaction costs	—	428	601
Extinguishments of acquisition-related contingent consideration	—	—	12,237
Effect of the Tax Act—transition tax	1,074	—	—
Global intangible low-taxed income	7,453	—	—
Note premium costs	67,018	—	—
Warrant Expense	12,259	—	—
Other	(2,114)	1,055	85

Total provision for (benefit from) income taxes	$19,736	$7,194	$(9,772)

In August 2019, the Company acquired certain mobile game apps from an entity based in Cyprus. A deferred tax liability was created due to basis differences of assets acquired. In December 2019, pursuant to a year-end
restructuring, the Company changed the tax residency of the operations related to the mobile game apps acquired. Accordingly, the deferred tax liability associated with basis differences in Cyprus was reduced by $17.1 million.
In December 2017, the Tax Cuts and Jobs Act of 2017 (“Tax Act”) was enacted into law and the new legislation contains several key provisions that affected the Company, including a reduction of the federal corporate income tax rate to 21% effective January 1, 2018.
The following summarizes the current and deferred tax assets and liabilities (in thousands):

	As of December 31,
	2019	2020
Deferred tax assets:
Accrued expenses and reserves	$1,871	$4,757
Stock-based compensation	1,134	1,955
Tax credit carryforwards	183	2,526
Federal benefit from state taxes	553	1,047
Net operating loss	2,959	3,787
Interest rate swap	1,171	—
Embedded derivative	—	(1,303)
Identified intangibles	6,028	8,996
Operating lease liability	3,785	20,551
Valuation allowance	—	(531)

Total deferred tax assets	17,684	41,785

Deferred tax liabilities:
Depreciation and amortization	(8,419)	(6,857)
Operating lease right-of-use assets	(3,270)	(20,345)

Total deferred tax liabilities	(11,689)	(27,202)

Net deferred tax assets	$5,995	$14,583

As of December 31
, 2019 and 2020, the Company has federal net operating loss carryforwards of $2.8 million and $19.6 million, respectively, to reduce future taxable income. The net operating losses are not subject to expiration. As of December 31, 2019 and 2020, the Company had federal tax credit carryforwards of $0 and $0.9 million, respectively, to offset future tax liability. The credit carryforwards will begin to expire in 2035.
As of December 31, 2019 and 2020, the Company had California net operating loss carryforwards of $3.8 million and $9.2 million, respectively, to reduce future taxable income. The net operating losses will begin to expire in 2037. As of December 31, 2019 and 2020, the Company had California tax credit carryforwards of $1.4 million and $4.8 million, respectively, to offset future tax liability. The credit carryforwards are not subject to expiration. As of December 31, 2019 and 2020, the Company had Texas tax credit carryforwards of $0 and $0.3 million, respectively, to offset future tax liability. The credit carryforwards will begin to expire in 2040.
The valuation allowance increased by $0.5 million during the calendar year 2020.
In assessing the realizability of the Company’s deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management’s assessment is based on the weight of available evidence, including cumulative losses since inception and expected future losses and as such, management believes it is more likely than not that the deferred tax assets will be realized. Accordingly, no valuation allowance has been established in the U.S. and all foreign jurisdictions except as noted above.
Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by net operating loss carryforwards and tax credits after a greater than 50% change in control in ownership; California has similar rules. The Company’s capitalization described herein may have resulted in such a change. Utilization of the net operating loss carryforwards may be subject to annual
limitations
under IRC Section 382 and similar state provisions. The annual limitation may result in the expiration of the net operating loss carryforwards before utilization.
The Company has not provided U.S. income or foreign withholding taxes on the undistributed earnings of its foreign subsidiaries as of December 31, 2019 and 2020, because it intends to permanently reinvest such earnings outside of the U.S. If these foreign earnings were to be repatriated in the future, the related U.S. tax liability will be immaterial, due to the participation exemption put in place in the Tax Act
.
Uncertain Tax Positions
The following table summarizes the activity related to the gross unrecognized tax benefits (in thousands):

	As of December 31,
	2019	2020
Balance at beginning of year	$2,858	$6,646
Increases related to prior year positions	2,377	4,681
Increases related to current year positions	1,581	3,498
Decreases related to lapse of statutes	(170)	(424)

Balance at end of year	$6,646	$14,401

The Company accounts
for uncertain tax positions under ASC 740. As of December 31, 2019 and 2020, there was approximately
$6.6 million and $14.4 million of unrecognized tax benefits, respectively. Of the unrecognized tax benefits, $5.8 million and $13.0 million represents the amount that if recognized, would favorably affect the effective income tax rate in 2019 and 2020, respectively. The Company does not expect a significant change to its unrecognized tax benefits or recorded liabilities over the next twelve months. The unrecognized tax benefits may increase or change during the next year for items that arise in the ordinary course of business.
The Company records interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2018, 2019 and 2020, the Company had approximately $0.3 million, $0.7 million and $2.3 million of interest and penalties, respectively.
The Company’s primary tax jurisdiction is the United States. The tax return for years 2017 through 2020 remain open to examination for federal purposes, and 2016 through 2020 for the other major domestic taxing jurisdictions to which the Company is subject.